Vepdegestrant program update - Phase 1b data: combination trial with palbociclib - Development plan update San Antonio Breast Cancer Symposium December 6, 2023 Exhibit 99.2

Safe harbor and forward-looking statements: Arvinas 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding the potential for vepdegestrant (ARV-471) to become a best-in-class estrogen receptor targeting therapy, the market opportunity for vepdegestrant, and the timing related to initiation, data readout, dose selection and health authority feedback for expected future trials of vepdegestrant, including any combination studies. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward- looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make as a result of various risks and uncertainties, including but not limited to: whether we and Pfizer will be able to successfully conduct clinical development for vepdegestrant and receive results from our clinical trials on our expected timelines, or at all; our ability to maintain, expand and protect our intellectual property portfolio; whether our cash and cash equivalent resources will be sufficient to fund our foreseeable and unforeseeable operating expenses and capital expenditure requirements; and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, discussed in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent other reports on file with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this presentation reflect our current views as of the date of this presentation with respect to future events, and we assume no obligation to update any forward-looking statements except as required by applicable law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. The Arvinas name and logo are our trademarks. We also own the service mark and the registered U.S. trademark for PROTAC®. The trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. We have omitted the ® and ™ designations, as applicable, for the trademarks named in this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation is intended for the investor community only. It is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. Cross-trial comparisons are not based on head-to head studies and no direct comparisons can be made.

Forward-looking Statements and Other Notices: Pfizer Our discussions during this conference call will include forward-looking statements that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. We may include forward-looking statements about, among other topics, about vepdegestrant (ARV-471), IBRANCE® (palbociclib) and a global collaboration between Pfizer and Arvinas to develop and commercialize vepdegestrant, including anticipated regulatory submissions, data read-outs, study starts, approvals, launches, clinical trial results and other developing data, revenue contribution and projections, potential pricing and reimbursement, potential market dynamics, size and utilization rates, growth, performance, timing of exclusivity and potential benefits, that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Among other things, statements regarding the development or commercial potential of our product pipeline, in- line products, product candidates and additional indications or combinations, including expected clinical trial protocols, the timing of the initiation and progress of clinical trials and data read-outs from trials; the timing for the submission of applications for and receipt of regulatory approvals; the timing of product launches and commercialization; expected profile and labeling; potential revenue; expected breakthrough, best or first-in-class or blockbuster status or expected market entry of our medicines; the regulatory landscape; and the competitive landscape are forward-looking and are estimates that are subject to change and subject to, among other risks, assumptions and uncertainties, clinical trial, regulatory and commercial success, demand, availability of supply and competitive and market dynamics. These statements are subject to risks, uncertainties and other factors that may cause actual results to differ materially from past results, future plans and projected future results. Additional information regarding these and other factors can be found in Pfizer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results”, as well as in our subsequent reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission and available at www.sec.gov and www.pfizer.com. The forward-looking statements in this presentation speak only as of the original date of this presentation and we undertake no obligation to update or revise any of these statements. Today’s discussions and presentation are intended for the investor community only; they are not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. Definitive conclusions cannot be drawn from cross-trial comparisons or anticipated data as they may be confounded by various factors and should be interpreted with caution. All trademarks in this presentation are the property of their respective owners. 3

4 Introduction

Vepdegestrant: Potential best-in-class PROTAC® ER-targeting therapy for patients with ER+/HER2- breast cancer 5 • Vepdegestrant degrades wild-type and ESR1-mutant estrogen receptor (ER) to directly inhibit signaling pathways • More than 350 patients and healthy volunteers have been treated with vepdegestrant across 12 clinical trials • Consistent and compelling data in heavily pre-treated patients Vepdegestrant could be a backbone ER therapy in the ~$17B ER+/HER2- metastatic breast cancer space1 ER, estrogen receptor; HER2, human epidermal growth factor 2; ESR1, estrogen receptor 1 gene 1. Clarivate/Decision Resources Group – Breast Cancer Disease Landscape & Forecast (Nov 2023). 2032 Projection.

Our expanded clinical development program is designed to position vepdegestrant as a backbone ER-targeting therapy in breast cancer

Adjuvant (Post-Surgical) Breast Cancer (~190K[1])

Metastatic Breast Cancer (~60K[1])

First Line | **Second/Third Line**

TACTIVE-N neoadjuvant trial *to inform potential adjuvant trial*

VERITAC-3 combination ***pivotal trial*** (SLI enrolling)
- vepdeg + palbo combo

VERITAC-2 monotherapy ***pivotal trial*** (enrolling)

TACTIVE-E everolimus combination trial

Ph 1b combo with CDK4i (PF-07220060)

TACTIVE-U combo trial: Vepdeg + Ribo / Abema / CDK7i

Pending further data and regulatory agreement:

Planned: *Phase 3* Vepdeg+CDK4i (PF-07220060) combination — *New*

Planned: *Phase 3* Vepdeg combo with palbo and potentially other CDK4/6i — *New*

Legend: **Active Trials** / **Planned trials**

ARVINAS

CDK, cyclin-dependent kinase; SLI, study lead in.

1. Kantar Cancer MPact Patient Metrics (accessed Nov'23)

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Updated vepdeg monotherapy data in the VERITAC Phase 2 trial reinforces durable activity 7 • SABCS poster (poster P03-05-08) shows continueda durable activity and favorable tolerability in heavily pre-treatedb patients enrolled in the Phase 2 VERITAC trial • 40% of patients received vepdegestrant for > 24 weeks; 11% received treatment for > 48 weeks. 1 patient remained on treatment >79 weeks at time of data cutoffc • In post-hoc analysis, of the 8 patients in the Phase 2 VERITAC trial who would meet eligibility criteria for Phase 3 VERITAC-2 trial (no prior fulvestrant, no prior chemotherapy for locally advanced/metastatic disease): • Clinical benefit rate: 62.5% (5 of 8 patients) • Median progression-free survival: 19 months (4 of 8 events) • Objective response rate: 29% (2 confirmed PRs out of 7 evaluable patients) a12 months of additional follow-up from the first data report of the Phase 2 VERITAC study as of SABCS 2022. b100% prior CDK4/6 inhibitors, 74% prior fulvestrant, 74% chemotherapy. cData cutoff, June 6, 2023. Readout of VERITAC-2 expected in 2H24 Clinical Benefit Rate 62.5% (5 of 8 patients) Median Progression Free Survival 19 months (4 of 8 events) Objective Response Rate 29% (7 evaluable patients, 2 confirmed responses)

Results from Phase 1b trial with vepdegestrant + palbociclib set the stage for multiple paths forward as combination regimen 8 • Interim vepdeg plus palbociclib data showed compelling signals of efficacy • Objective Response Rate: 42% (ESR1 mutant, 47%; ESR1 wild-type, 42%) ⎻ Median duration of response: 10.2 months • Median PFS: 11.1 months (ESR1 mutant, 11.0; ESR1 wild-type, 11.1) • Clinical benefit rate: 63% (ESR1 mutant, 74%; ESR1 wild-type, 53%) • Safety was manageable, with standard on-label dose reductions of palbociclib resulting in a 72% decline in Grade 4 neutropenia in subsequent cycle • No febrile neutropenia, low rates of discontinuation, and at patients’ final doses of palbociclib, only 5 of 46 (11%) had Grade 4 neutropenia ⎻ Similar to rates in PALOMA-2 (10%) and PALOMA-3 (11%)1,2 ESR1, estrogen receptor 1 gene 1. NEJM 2016 Nov 17;375(20):1925-1936. 2. NEJM 2015 Jul 16;373(3):209-19.

9 San Antonio Breast Cancer Symposium Poster Spotlight Session Vepdegestrant Phase 1b combination with palbociclib

Clinical program includes combination with palbociclib to inform potential of vepdegestrant as backbone ER therapy

Common Eligibility Criteria for First-In-Human:

- Histologically or cytologically confirmed ER+ and HER2- advanced breast cancer
- Measurable or non-measurable disease per RECIST criteria v1.1

Additional Eligibility Criteria	Treatment
Part A (Phase 1 Vepdegestrant Dose Escalation) • ≥2 prior endocrine regimens in any setting • ≥1 prior CDK4/6 inhibitor • ≤3 prior chemotherapy regimens in the locally advanced or metastatic setting	• Vepdegestrant orally once or twice daily in 28-day cycles
Part B (Phase 2 Vepdegestrant Dose Expansion; VERITAC) • ≥1 prior endocrine regimen (≥1 for ≥6 months in locally advanced or metastatic setting) • ≥1 prior CDK4/6 inhibitor • ≤1 prior chemotherapy regimens in the locally advanced or metastatic setting	• Vepdegestrant 200 mg or 500 mg orally once daily in 28-day cycles
Part C (n=46) (Phase 1b vepdegestrant+ palbociclib) • ≥1 prior endocrine regimen • ≤2 prior chemotherapy regimens for advanced disease	• Vepdegestrant orally once daily in 28-day cycles • Palbociclib orally for 21 days followed by 7 days off treatment

NCT04072952

ARVINAS

CDK, cyclin-dependent kinase; ER, estrogen receptor; HER2, human epidermal growth factor receptor; RECIST, Response Evaluation Criteria in Solid Tumors

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Patients in the Phase 1b combination trial were heavily pre-treated with multiple lines of therapy 11 aBaseline ESR1 status was missing for 2 patients CDK, cyclin-dependent kinase; ECOG PS, Eastern Cooperative Oncology Group performance status; ESR1, estrogen receptor 1 gene Baseline characteristics Characteristic Total (N=46) Characteristic Total (N=46) Sex, n (%) Baseline ESR1 status, n (%)a Female 45 (98) Mutant 29 (63) Median age, y (range) 62 (29–78) Wild-type 15 (33) ECOG PS, n (%)a Median no. of prior regimens (range) 0 32 (70) Any setting 4 (1–11) 1 14 (30) Metastatic setting 3 (0–7) Visceral disease, n (%) 33 (72) Type of prior therapy, n (%) Sites of metastasis, n (%) CDK4/6 inhibitor 40 (87) Bone 34 (74) Palbociclib 36 (78) Liver 22 (48) Aromatase inhibitor 44 (96) Lung 14 (30) Fulvestrant 37 (80) Chemotherapy Other 7 (15) Any setting 35 (76) Metastatic setting 21 (46)

Trial (Phase) Combination Treatment Prior Fulvestrant Prior CDK4/6 Prior chemo in mBC CBRa ORRb PFS (months) PACE (Phase 2)1 Fulvestrant + palbociclib 0% 100% 14.4% 32.4% 13.7% 4.6 BioPER (Phase 2)2 Palbociclib + physician’s choice ETc; 56% fulvestrant as ET 43.8% 100% 12.5% 34.4% 6.3% 2.6 MAINTAIN (Phase 2)3 Ribociclib + switch ETd; 82% fulvestrant as ET 16.8% 100% 6.7% 42.9% 20.0% 5.3 PALMIRA (Phase 2)4 ETe + palbociclib 11.8% 100% 0% 41.9% 6.4% 4.9 Prior combination trials to establish potential of CDK4/6i after CDK4/6i in the 2L+ setting 12 aIn evaluable patients. bEvaluable patients with measurable disease at baseline.e cIncluded tamoxifen, exemestane, fulvestrant, anastrozole, or letrozole. dFulvestrant for prior aromatase inhibitor and exemestane for prior fulvestrant; eFulvestrant or letrozole CDK, cyclin-dependent kinase; mBC, metastatic breast cancer; CBR, clinical benefit rate; ORR, objective response rate; PFS, progression free survival 1. Mayer E et al SABCS 2022. 2. Albanell J et al. Clin Cancer Res 2023. 3. Kalinsky K et al. J Clin Oncol 2023. 4. Llombart-Cussac A et al. ASCO 2023. Data are not from head-to-head studies. Cross-trial data interpretation should be considered with caution; limited by differences in study population and other factors

Antitumor activity (best percentage change from baseline in sum of target lesions) in response-evaluable patients (n=31) ESR1=estrogen receptor 1 gene; PD=progressive disease; PR=partial response; QD=once daily; SD=stable disease In phase 1b trial, vepdegestrant plus palbociclib achieved robust antitumor activity in patients regardless of ESR1 status 13 PD PD PD PDSDSDSD SD SDSD SD SD SD SDSD PRPD PD SD PR PR PR PR PR PR PR PR PR PR PR PR -100 -80 -60 -40 -20 0 20 40 60 80 100 B es t % C ha ng e in T ar ge t L es io n D ia m et er F ro m B as el in e Vepdegestrant 500 mg QD + palbociclib (n=14) Vepdegestrant 400 mg QD + palbociclib (n=1) Vepdegestrant 200 mg QD + palbociclib (n=15) ESR1 mutation Vepdegestrant 180 mg QD + palbociclib (n=1)Objective response rate Overalla 42% (13 of 31)b ESR1 mutant 47% (8 of 17) ESR1 wild-type 42% (5 of 12) Median duration of RECIST response was 10.2 months (95% CI: 9.5-NR) aTwo patients had an unknown ESR1 status and both were non-responders. bIn evaluable patients with prior CDK4/6i treatment (n=26), the ORR was 38%.; in patients without prior CDK4/6i (n=5), the ORR was 60% ESR1, estrogen receptor 1 gene; PR, confirmed partial response; PD, progressive disease; SD, stable disease; QD, once daily

Progression-free survival results in Phase 1b trial support durability of antitumor activity in heavily pre-treated patients 14 • Robust mPFS regardless of ESR1 status • Overall (ITT): 11.1 months (n=46; 48% of events reported)b • ESR1 mutant: 11.0 months (n=29) • ESR1 wild type (n=15) + unknowna (n=2): 11.1 months • Secondary PFS subset analysis: • Patients with prior CDK4/6i treatment (n=40): 11.0 months • Patients with no prior CDK4/6i treatment (n=6): 19.3 months (2 of 6 events) Total (N=46) Events, n (%)a 22 (48) Median PFS, months (95% CI) 11.1 (8.2–NR) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 0 10 20 30 40 50 60 70 80 90 100 Time (months) PF S (% ) Preliminary analysis of PFS in all patients No. at risk 46 44 37 36 30 29 26 26 25 15 15 14 8 8 3 2 2 2 1 1 0 a2 (100%) events occurred in patients who received vepdegestrant 180 mg QD, 8 (38%) who received vepdegestrant 200 mg QD, 0 who received vepdegestrant 400 mg QD, and 12 (60%) patient who received vepdegestrant 500 mg QD; bESR1 status missing for 2 patients mPFS, median progression free survival; ESR1, estrogen receptor 1 gene; ITT, intent to treat; NR, not reached; PFS, progression-free survival; QD, once daily

Efficacy measures in prior CDK4/6i-after-CDK4/6i trials Data below are not from head-to-head studies. Cross-trial data interpretation should be considered with caution as it is limited by differences in study population and many other factors. 15 aPatients with measurable disease at baseline (two patients had an unknown ESR1 status and both were non-responders). CDK, cyclin-dependent kinase; ET, endocrine therapy; NR, not reported; PC, physician’s choice endocrine therapy. NR, not reported; 1. Mayer E et al SABCS 2022.2. Albanell J et al. Clin Cancer Res 2023. 3. Kalinsky K et al. J Clin Oncol 2023. 4. Llombart-Cussac A et al. ASCO 2023. 13.7% 6.3% 20.0% 6.4% 41.9% (n=73) (n=32) (n=35) (n=94) Overall Response Rate (Evaluable)a Prior CDK4/6i 100% 100% 100% 100% 87.0% Prior chemo for mBC 14.4% 12.5% 6.7% 0% 45.7% Prior fulvestrant 0% 43.8% 16.8% 11.8% 80.0% 32.4% 34.4% 42.9% 41.9% 63.0% (n=111) (n=32) (n=49) (n=136) Clinical Benefit Rate (Evaluable) 4.6 (3.6–5.9) 2.6 (1.8–6.7) 5.3 (3.0–8.1) 4.9 (3.6–6.0) 11.1 (8.2–NR) (n=111) (n=32) (n=60) (n=136) Progression-Free Survival Median (95% CI), months (n=31) (n=46) (n=46) PACE1 BioPER2 MAINTAIN3 PALMIRA4 Vepdeg + palbo P1b Palbo/fulvestrant after CDK4/6i Palbo/PC after CDK4/6i Palbo/ET after CDK4/6i Ribo/ET after CDK4/6i

Manageable tolerability, with TRAEs generally consistent with the known profiles of palbo and observations from other clinical trials with vepdeg

TRAEs attributed to either vepdegestrant or palbociclib in ≥10% of total population

	Total (N=46)[a]		
n (%)	**Any grade**	**Grade 3**	**Grade 4**
Neutropenia	46 (100)	22 (48)	19 (41)
Fatigue	28 (61)	2 (4)	0
Decreased platelet count	23 (50)	4 (9)	1 (2)
Anemia	16 (35)	3 (7)	0
Decreased WBC count	12 (26)	5 (11)	2 (4)
Constipation	11 (24)	0	0
QT prolonged[b]	10 (22)	1 (2)	0
Diarrhea	8 (17)	0	0
Nausea	8 (17)	0	0
Hot flush	7 (15)	0	0
Alopecia	6 (13)	NA	NA
Arthralgia	6 (13)	0	0
Decreased appetite	5 (11)	1 (2)	0
Vomiting	5 (11)	0	0

- Higher rates of Gr 4 neutropenia linked to ~50% higher palbo exposure due to the combination with vepdeg vs. PALOMA trials
  - 3 of 46 patients discontinued palbociclib due to neutropenia
  - No febrile neutropenia
- Neutropenia managed with standard, on-label palbociclib dose reductions
- All QT cases were retrospectively reviewed by independent cardiologist, concluding no evidence of QT prolongation
  - Patients with baseline grade 1 QT prolongation were eligible for the study, and 9 patients had grade 1 QT prolonged
- Safety profile consistent across all doses of vepdegestrant

[a]Includes 2 patients who received vepdegestrant 180 mg QD and 3 patients who received vepdegestrant 400 mg QD. [b]1 patient with grade 3 QT prolonged had left bundle branch block at baseline and continued study treatment.
NA, not applicable; QD, once daily; TRAE, treatment-related adverse event; WBC, white blood cell

ARVINAS
16

Strong durability of vepdeg + palbo combination treatment after standard dose reductions of palbo 17 • Dose reductions occurred early (median, 38 days), well before the median time to response (109 days) • Patients received a dose intensity of 63% of the intended palbociclib dosea (125 mg/dayb) • Versus 92-93% historically (PALOMA-2, PALOMA-3)1-2 • 18 patients remained on treatment as of data cutoffc, ranging from 36 to 88 weeks aDose intensity considers dose reductions and modifications. bOrally once daily for 21 days, followed by seven days off treatment in 28-day cycles. cData cutoff, June 6, 2023. ESR1, estrogen receptor 1 gene; RECIST, Response Evaluation Criteria in Solid Tumors 1. NEJM 2016 Nov 17;375(20):1925-1936.; 2. NEJM 2015 Jul 16;373(3):209-19 Palbociclib dose-reduced to 100 mg Palbociclib dose-reduced to 75 mg Vepdegestrant 500 mg QD + palbociclib (n=20) Vepdegestrant 400 mg QD + palbociclib (n=3) Vepdegestrant 180 mg QD + palbociclib (n=2) Vepdegestrant alone Vepdegestrant 200 mg QD + palbociclib (n=21) Continuing on treatment ESR1 mutation Median time to response Median time to dose reduction

Vepdegestrant plus palbociclib: Median duration of response of 10.2 months; ORR of 44% in dose-reduced patients

Maintained 125 mg palbociclib (n=10)
Median time on treatment: 8.1 weeks (range: 2.0–80.1)

Response-evaluable (n=6)
ORR: 33.3%

Dose-reduced[a] palbociclib (n=36)
Median time on treatment: 36.0 weeks (range: 7.4–88.1)

Response-evaluable (n=25)
ORR: 44.0%



Vepdegestrant alone
Continuing on treatment
0
10
20
30
40
50
60
70
80
90
100
Time on Treatment (weeks)

Overall:

- Median time to RECIST response (n=13): ~3.5 months (~15.5 weeks)
- Median duration of RECIST response was 10.2 months (95% CI: 9.5-NR)

[a]Includes dose reductions to 100 mg and 75 mg
ORR, Objective Response Rate; RECIST, Response Evaluation Criteria in Solid Tumors

ARVINAS

18

Expanded development plans with vepdegestrant Adam Schayowitz, Vice President, Development Head Breast Cancer, Pfizer 19

Results from Phase 1b trial show potential for additional opportunity in ER+/HER2- mBC 20 Neutropenia occurred early and was managed per protocol, which mirrored labeled palbo dose reductions Durable signals of vepdeg+palbo efficacy at reduced palbo doses Ongoing studies confirming go-forward palbo dose for vepdeg combinations • Standard on-label palbo dose reductions (to 100 or 75 mg) in 78% of patients vs. 36% in label • At patients’ final doses, only 5 of 46 (11%) had Gr 4 neutropenia • Similar to rates in PALOMA-2 (10%) and PALOMA- 3 (11%)1,2 • 44% ORR in dose-reduced patients (100 or 75 mg)a • Overall, 10.2 months median duration of response • Ongoing SLI for Phase 3 VERITAC-3 trial evaluating 100 mg and 75 mg palbo aN=36. ORR, overall response rate 1NEJM 2016 Nov 17;375(20):1925-1936.; 2NEJM 2015 Jul 16;373(3):209-19.

Expanded development plan designed to make vepdegestrant the potential ER therapy of choice in advanced metastatic breast cancer 21 VERITAC-2 Phase 3 2L monotherapy Phase 3 2L combination with palbociclib and potentially other CDK4/6i VERITAC-3 Phase 3 1L combination with palbociclib Phase 3 1L combination w/CDK4i Ongoing pivotal trial Planned pivotal trial Planned pivotal trial Health authority feedback on potential pivotal trial expected in 2H24 Study lead-in ongoing; dose selection expected in 2H24 Health authority feedback on potential pivotal trial expected in 2H24 Phase 3 trial on track for topline data in 2H24 Ongoing pivotal trial 2L Development Program 1L Development Program

Q&A 22 • John Houston, Ph.D, President and Chief Executive Officer, Arvinas • Ron Peck, M.D., Chief Medical Officer, Arvinas • Ian Taylor, Ph.D, Chief Scientific Officer, Arvinas • Adam Schayowitz, Ph.D, Vice President, Development Head, Breast Cancer, Colorectal Cancer, and Melanoma, Pfizer

Thank you 23